SEMI-ANNUAL REPORT

NOVEMBER 30, 1999




Mercury
Gold and
Mining
Fund



OF MERCURY ASSET
MANAGEMENT FUNDS, INC.



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks long-term capital growth through investments primarily in stocks of gold mining companies, and to a lesser extent of companies engaged in other mining activities located throughout the world. The Fund will seek to achieve its objective by investing all of its assets in Mercury Master Gold and Mining Portfolio of Mercury Asset Management Master Trust, which has the same investment objective as the Fund. The Fund's investment experience will correspond to the investment experience of the Portfolio. Prices of gold mining shares are volatile. An investment in this Fund should be considered for diversification reasons and not as a complete investment plan.



Mercury Gold and Mining Fund of
Mercury Asset Management Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MERCURY MASTER GOLD AND MINING
PORTFOLIO


BREAKDOWN OF STOCKS BY SECTOR

A pie chart illustrating the following percentages
(As a Percentage of Net Assets as of November 30, 1999)

Gold              86.8%
Silver             3.6%
Platinum           6.4%
Cash               3.2%



GEOGRAPHIC ASSET MIX

As a Percentage of Net Assets as of November 30, 1999

                                              FT Gold     Mercury Gold and
                                           Mines Index++  Mining Portfolio

Australasia                                    13.4%            14.3%
North America                                  59.1             41.1
Latin America                                   3.5              7.8
South Africa                                   21.6             29.9
Africa                                          2.4              3.7
Cash                                            --               3.2

Total                                         100.0%           100.0%

[FN]
++An unmanaged geographically diversified Index of leading gold mining companies.


November 30, 1999  2  Mercury Gold and Mining Fund



DEAR SHAREHOLDER


We are pleased to provide this semi-annual report to shareholders. For the three months ended November 30, 1999, Mercury Gold and Mining Fund's Class I, Class A, Class B and Class C Shares had total returns of +11.11%, +11.13%, +10.89% and +10.89%, respectively. The
Fund's unmanaged benchmark, the Financial Times (FT) Gold Mines Index, had a return of +4.75% over the same three-month period. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

Investment Review

The three months ended November 30, 1999 were a dramatic and volatile period in the gold market. On August 25, 1999, gold reached a 20-year low of US$252 per ounce. Then, in early October, gold recorded its strongest rise in 18 years, peaking at US$338 per ounce on October 5, 1999. By the end of the quarter, gold investors were left disappointed with the price slipping back below US$300 per ounce. Gold shares also experienced extreme volatility but ended the period up by 13% as measured by the benchmark FT Gold Mines Index.

We did not foresee that gold could fall as far as it did. When the Fund was launched back in February, gold was US$287 per ounce, and we felt strongly that the bottom in the gold price and gold shares had been seen. However, following the news on May 7, 1999 that the Bank of England planned to sell some of its gold holdings, gold slumped to a low of US$252 per ounce by August. Interestingly, despite the collapse in the gold price, gold shares themselves did not hit new lows.

Despite being faced with fresh lows in the gold price, our best decision during the November quarter was to continue to position the Portfolio for a major rally. Our positive stance was vindicated following the announcement of the Washington Agreement on September 26, 1999. The Agreement, between the European central banks, restricts gold sales by these banks to a maximum of 400 tonnes per year over the next five years. In addition, the Agreement prevents any increase in gold lending by these central banks. In the immediate aftermath of this surprise announcement, gold staged its largest upward move in 18 years, climbing by US$80 per ounce to reach US$338 per ounce. Gold shares initially performed strongly as we had been expecting, and the benchmark FT Gold Mines Index rose by 42% from the level just prior to the Washington Agreement announcement to the high reached on October 5, 1999. The Fund also performed well during this time.


November 30, 1999  3  Mercury Gold and Mining Fund


The frustration for shareholders in the Fund is that after initially doing well, the performance of gold shares waned despite the dramatic increase in the gold price. The main reason for this lackluster performance was that a higher gold price threatened the solvency of certain gold mining companies, which had undertaken aggressive gold hedging programs. This bizarre situation was highlighted by the gold hedging misfortunes of Ashanti Goldfields Company Ltd. and Cambior Inc., both of which were faced with large hedge book losses as a result of the higher gold price. The activities of these two companies in the gold derivatives market has not only been devastating to their shareholders but also had the added effect of deterring investors from the gold mining sector as a whole.

General investor disinterest in the gold rally was another major negative factor for gold shares. This was partly caused by the derivative fiasco but also from an attitude borne of recent experience that any gold price increase would only be short-lived. There is a risk that this becomes self-fulfilling with promising rallies in the gold price failing to stimulate the type of investor interest necessary to create gold bull markets. In our view, this is partly a function of the popularity of competing investment areas such as Internet stocks, which for many investors have become the modern equivalent of gold mines.

Investment Outlook

We believe that the Washington Agreement is a watershed and represents the most important positive event in the gold market for many years. Essentially, the Agreement represents a moratorium on new gold sales by signatory countries for five years, after which period the Agreement will be reviewed. The Agreement does provide for gold sales of up to 400 tonnes per year, which encompasses previously announced gold sales plans by the United Kingdom and Switzerland. Very importantly, it also caps further lending of gold by signatory banks. The parties to the Agreement account for 50% of all the world's central bank gold holdings. Including the United States and Japan, which also stated that they would not be selling any gold, at least 85% of the world's central bank gold holdings are in firm hands. The communique by the central bank signatories also includes a statement reiterating their view that gold is an important reserve asset.

The effect of this Agreement is twofold: First and foremost, it brings clarity to central banks' policy toward their gold reserves. One of the major factors contributing to gold reaching a 20-year low was the uncertainty and fear surrounding the potential for central bank sales. Such uncertainty provided a cap on the gold market in the past as investors worried about surprise gold sales. The Washington Agreement considerably reduces market uncertainty. Second, the limit on any further lending of gold is a very important positive development for the market. Limiting the pool of gold liquidity will almost certainly reduce the supply of gold coming into the physical market. This will be positive for gold market supply/demand fundamentals, which are already very supportive, given that gold demand already considerably exceeds new mined supply. The limit on lending will likely curb any further increase in total mining company forward sales and, very importantly, speculative short selling by funds, one of the biggest negative factors impacting the gold price in the last couple of years.


November 30, 1999  4  Mercury Gold and Mining Fund


We are not too disheartened by the retracement of the gold price to below US$300 per ounce. We believe that the fundamentals are positive and therefore expect that the gold price, while remaining volatile, will move toward a new higher equilibrium range in excess of US$300 per ounce. This outlook rests very much on the improved market fundamentals as a direct result of the Washington Agreement.

We will continue to structure the Portfolio for a rising gold price environment. It has always been our policy to avoid as much as possible those companies with gold hedging. We have concentrated our holdings further on companies that have minimal gold hedging, and we are confident that the gold companies we own are likely to be prime beneficiaries of a rise in the gold price.

We also anticipate that 2000 will see further strength in metal prices. This will be a positive for the shares of mining companies generally, and we will actively manage the Portfolio to benefit from opportunities as they arise. However, we reiterate that we see the most upside potential in the shares of gold mining companies given the importance of the Washington Agreement on the gold market's prospects.

In Conclusion

We thank you for your investment in Mercury Gold and Mining Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Jeffrey Peek)
Jeffrey Peek
President



(Trevor Steel)
Trevor Steel
Portfolio Manager


January 6, 2000



To reduce shareholder expenses, Mercury Gold and Mining Fund will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.



November 30, 1999  5  Mercury Gold and Mining Fund



FUND PERFORMANCE DATA



ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



RECENT PERFORMANCE RESULTS*

                                              3 Month     Since Inception
As of November 30, 1999                     Total Return    Total Return

Class I                                       +11.11%          +17.00%
Class A                                       +11.13           +16.80
Class B                                       +10.89           +16.10
Class C                                       +10.89           +16.10

[FN]
*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 2/26/99.


November 30, 1999  6  Mercury Gold and Mining Fund



FUND PERFORMANCE DATA (CONCLUDED)



AGGREGATE TOTAL RETURN


                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

Inception (2/26/99)
through 9/30/99                           +33.80%        +26.78%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

Inception (2/26/99)
through 9/30/99                           +33.00%        +29.00%

[FN]
 *Maximum contingent deferred sales charge
  is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

Inception (2/26/99)
through 9/30/99                           +33.70%        +26.68%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

Inception (2/26/99)
through 9/30/99                           +33.00%        +32.00%

[FN]
 *Maximum contingent deferred sales charge
  is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



November 30, 1999  7  Mercury Gold and Mining Fund



STATEMENT OF ASSETS AND
LIABILITIES

As of November 30, 1999

MERCURY GOLD AND MINING FUND
Assets:
Investment in Mercury Master Gold and Mining Portfolio, at value (identified
 cost--$17,158,887)                                                                          $ 18,689,884
Prepaid registration fees and other assets                                                        171,405
                                                                                             ------------
Total assets                                                                                   18,861,289
                                                                                             ------------

Liabilities:
Payable to distributor                                                                              9,722
Payable to administrator                                                                            1,488
Accrued expenses                                                                                   35,818
                                                                                             ------------
Total liabilities                                                                                  47,028
                                                                                             ------------

Net Assets:
Net assets                                                                                   $ 18,814,261
                                                                                             ============
Net Assets Consist of:
Class I Shares of Common Stock, $.0001 par value, 100,000,000
 shares authorized                                                                            $        55
Class A Shares of Common Stock, $.0001 par value, 100,000,000
 shares authorized                                                                                     13
Class B Shares of Common Stock, $.0001 par value, 100,000,000
 shares authorized                                                                                     44
Class C Shares of Common Stock, $.0001 par value, 100,000,000
 shares authorized                                                                                     50
Paid-in capital in excess of par                                                               16,289,699
Accumulated investment loss--net                                                                 (108,456)
Undistributed realized capital gains on investments and foreign currency
 transactions from the Portfolio--net                                                           1,101,859
Unrealized appreciation on investments and foreign currency transactions from
 the Portfolio--net                                                                             1,530,997
                                                                                             ------------
Net assets                                                                                   $ 18,814,261
                                                                                             ============

Net Asset Value:
Class I--Based on net assets of $6,438,306 and 550,350 shares outstanding                    $      11.70
                                                                                             ============
Class A--Based on net assets of $1,571,448 and 134,568 shares outstanding                    $      11.68
                                                                                             ============
Class B--Based on net assets of $5,052,898 and 435,295 shares outstanding                    $      11.61
                                                                                             ============
Class C--Based on net assets of $5,751,609 and 495,462 shares outstanding                    $      11.61
                                                                                             ============


See Notes to Financial Statements.


November 30, 1999  8  Mercury Gold and Mining Fund



STATEMENT OF OPERATIONS


For the Six Months Ended November 30, 1999

MERCURY GOLD AND MINING FUND
Investment Income:
Investment income allocated from the Portfolio (net of $3,818
 foreign withholding tax)                                                                    $    181,349
Expenses allocated from the Portfolio                                                            (112,439)
                                                                                             ------------
Net investment income from the Portfolio                                                           68,910
                                                                                             ------------

Expenses:
Registration fees                                                           $     48,840
Offering costs                                                                    37,576
Printing and shareholder reports                                                  27,194
Account maintenance and distribution fees--Class C                                26,535
Account maintenance and distribution fees--Class B                                25,376
Administration fee                                                                22,704
Professional fees                                                                 12,216
Transfer agent fees--Class C                                                       2,394
Transfer agent fees--Class B                                                       2,259
Account maintenance fees--Class A                                                  2,117
Transfer agent fees--Class I                                                       2,048
Accounting services                                                                1,092
Transfer agent fees--Class A                                                         570
Other                                                                                967
                                                                            ------------
Total expenses before reimbursement                                              211,888
Reimbursement of expenses                                                        (15,870)
                                                                            ------------
Total expenses                                                                                    196,018
                                                                                             ------------
Investment loss--net                                                                             (127,108)
                                                                                             ------------

Realized & Unrealized Gain (Loss) from the
Portfolio--Net:
Realized gain (loss) from the Portfolio on:
 Investments--net                                                                556,502
 Foreign currency transactions--net                                              (14,500)         542,002
                                                                            ------------
Change in unrealized appreciation/depreciation on investments
 and foreign currency transactions from the Portfolio--net                                      2,163,207
                                                                                             ------------
Net realized and unrealized gain on investments and foreign
 currency transactions from the Portfolio                                                       2,705,209
                                                                                             ------------
Net Increase in Net Assets Resulting from Operations                                         $  2,578,101
                                                                                             ============

See Notes to Financial Statements.


November 30, 1999  9  Mercury Gold and Mining Fund



STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY GOLD AND MINING FUND
                                                                           For the Six       For the Period
                                                                           Months Ended   February 26, 1999++
                                                                           November 30,       to May 31,
Increase (Decrease) in Net Assets:                                             1999               1999
Operations:
Investment loss--net                                                      $     (127,108)    $    (17,785)
Realized gain on investments and foreign currency
 transactions from the Portfolio--net                                            542,002          570,962
Change in unrealized appreciation/depreciation on investments
 and foreign currency transactions from the Portfolio--net                     2,163,207         (632,210)
                                                                         --------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                                    2,578,101          (79,033)
                                                                         --------------------------------

Capital Share Transactions:
Net increase in net assets derived from capital share
 transactions                                                                    169,260       16,045,933
                                                                         --------------------------------

Net Assets:
Total increase in net assets                                                   2,747,361       15,966,900
Beginning of period                                                       $   16,066,900          100,000
                                                                          -------------------------------
End of period*                                                            $   18,814,261     $ 16,066,900
                                                                          ===============================

*Undistributed (accumulated) investment income (loss)--net                $     (108,456)     $    18,652
                                                                          ===============================

++Commencement of operations.

  See Notes to Financial Statements.


November 30, 1999  10  Mercury Gold and Mining Fund



FINANCIAL HIGHLIGHTS

MERCURY GOLD AND MINING FUND
<CAPTIOn
The following per share data and ratios have been derived from information provided in the financial statements.

                                                          Class I                         Class A
                                                    For the        For the        For the         For the
                                                      Six          Period           Six           Period
                                                     Months       Feb. 26,         Months         Feb. 26,
                                                     Ended          1999++         Ended           1999++
                                                    Nov. 30,     to May 31,       Nov. 30,       to May 31,
Increase (Decrease) in Net Asset Value:            1999++++++       1999        1999++++++         1999
Per Share Operating Performance:
Net asset value, beginning of period                $  10.09       $  10.00       $  10.08       $  10.00
                                                    -----------------------------------------------------
Investment loss--net                                    (.05)            --+++++      (.05)            --+++++
Realized and unrealized gain on investments
 and foreign currency transactions from the
 Portfolio--net                                         1.66            .09           1.65            .08
                                                    -----------------------------------------------------
Total from investment operations                        1.61            .09           1.60            .08
                                                    -----------------------------------------------------
Net asset value, end of period                      $  11.70       $  10.09       $  11.68       $  10.08
                                                    =====================================================

Total Investment Return:**
Based on net asset value per share                    15.96%+++        .90%+++      15.87%+++        .80%+++
                                                    =====================================================

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                     2.78%*         3.32%*         3.02%*         3.62%*
                                                    =====================================================
Expenses++++                                           3.66%*         3.66%*         3.91%*         3.95%*
                                                    =====================================================
Investment loss--net                                   (.82%)*        (.08%)*        (.92%)*        (.06%)*
                                                    =====================================================

Supplemental Data:
Net assets, end of period (in thousands)            $  6,438       $  5,263       $  1,571       $  1,676
                                                    =====================================================


     *Annualized.
    **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
  ++++Includes the Fund's share of the Portfolio's allocated expenses. ++++++Based on average shares outstanding.
   +++Aggregate total investment return.
 +++++Amount is less than $.01 per share.

      See Notes to Financial Statements.



November 30, 1999  11  Mercury Gold and Mining Fund



FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY GOLD AND MINING FUND
The following per share data and ratios have been derived from information provided in the financial statements.

                                                            Class B                      Class C
                                                     For the        For the       For the        For the
                                                       Six           Period         Six           Period
                                                      Months        Feb. 26,       Months        Feb. 26,
                                                      Ended          1999++        Ended          1999++
                                                     Nov. 30,      to May 31,     Nov. 30,      to May 31,
Increase (Decrease) in Net Asset Value:             1999+++++         1999       1999+++++         1999
Per Share Operating Performance:
Net asset value, beginning of period                $  10.06       $  10.00       $  10.06       $  10.00
                                                    -----------------------------------------------------
Investment loss--net                                    (.10)          (.02)          (.10)          (.02)
Realized and unrealized gain on investments
 and foreign currency transactions from the
 Portfolio--net                                         1.65            .08           1.65            .08
                                                    -----------------------------------------------------
Total from investment operations                        1.55            .06           1.55            .06
                                                    -----------------------------------------------------
Net asset value, end of period                      $  11.61       $  10.06       $  11.61       $  10.06
                                                    =====================================================

Total Investment Return:**
Based on net asset value per share                    15.41%+++        .60%+++      15.41%+++        .60%+++
                                                    =====================================================

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                     3.79%*         4.33%*         3.81%*         4.31%*
                                                    =====================================================
Expenses++++                                           4.68%*         4.67%*         4.68%*         4.65%*
                                                    =====================================================
Investment loss--net                                  (1.79%)*        (.87%)*       (1.84%)*        (.90%)*
                                                    =====================================================

Supplemental Data:
Net assets, end of period (in thousands)            $  5,053       $  4,643       $  5,752       $  4,485
                                                    =====================================================


    *Annualized.
   **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
 ++++Includes the Fund's share of the Portfolio's allocated expenses.
  +++Aggregate total investment return.
+++++Based on average shares outstanding.

     See Notes to Financial Statements.


November 30, 1999  12  Mercury Gold and Mining Fund




NOTES TO FINANCIAL STATEMENTS


MERCURY GOLD AND MINING FUND

1  Significant Accounting Policies:
Mercury Gold and Mining Fund (the "Fund") is part of Mercury Asset Management Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master Gold and Mining Portfolio (the "Portfolio") of Mercury Asset Management Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Valuation of securities is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Income--The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.


November 30, 1999  13  Mercury Gold and Mining Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions are accounted for on a trade date basis.

2   Transactions with Affiliates:
The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the six months ended November 30, 1999, FAM earned fees of $22,704, of which $15,870 was voluntarily waived.

The Corporation has also entered into a Distribution Agreement and Distribution Plans with Mercury Funds Distributor ("MFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account
                          Maintenance Fee       Distribution Fee

Class A                         .25%                   --
Class B                         .25%                  .75%
Class C                         .25%                  .75%


November 30, 1999  14  Mercury Gold and Mining Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 1999, MFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                    MFD             MLPF&S

Class A                            $1,602          $24,600


For the six months ended November 30, 1999, MLPF&S received contingent deferred sales charges of $43,121 and $4,053 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, Mercury International, FAM, PSI, PFD, FDS, and/or ML & Co.

3  Investments:
Increases and decreases in the Fund's investment in the Portfolio for the six months ended November 30, 1999 were $3,006,418 and $3,096,518, respectively.

4  Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $169,260 and $16,045,933 for the six months ended November 30, 1999 and for the period February 26, 1999 to May 31, 1999, respectively.


November 30, 1999  15  Mercury Gold and Mining Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Transactions in capital shares for each class were as follows:

Class I Shares for the Six Months
Ended November 30, 1999                        Shares      Dollar Amount

Shares sold                                  112,641        $  1,197,764
Shares redeemed                              (83,962)           (872,923)
                                          ------------------------------
Net increase                                  28,679        $    324,841
                                          ==============================

Class I Shares for the Period February 26, 1999++
to May 31, 1999                                Shares      Dollar Amount

Shares sold                                  608,076        $  6,180,596
Shares redeemed                              (88,905)           (966,174)
                                          ------------------------------
Net increase                                 519,171        $  5,214,422
                                          ==============================

[FN]
++Prior to February 26, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.

Class A Shares for the Six Months
Ended November 30, 1999                        Shares      Dollar Amount

Shares sold                                   65,052         $   700,166
Shares redeemed                              (96,735)         (1,089,444)
                                          ------------------------------
Net decrease                                 (31,683)       $   (389,278)
                                          ==============================


Class A Shares for the Period February 26, 1999++
to May 31, 1999                                Shares      Dollar Amount

Shares sold                                  180,792        $  1,829,006
Shares redeemed                              (17,041)           (186,405)
                                          ------------------------------
Net increase                                 163,751        $  1,642,601
                                          ==============================
[FN]
++Prior to February 26, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.

Class B Shares for the Six Months
Ended November 30, 1999                        Shares      Dollar Amount

Shares sold                                  120,388        $  1,479,980
Shares redeemed                             (146,500)         (1,846,422)
                                          ------------------------------
Net decrease                                 (26,112)       $   (366,442)
                                          ==============================

Class B Shares for the Period February 26, 1999++
to May 31, 1999                                Shares      Dollar Amount

Shares sold                                  485,372        $  4,924,796
Shares redeemed                              (26,465)           (270,294)
                                          ------------------------------
Net increase                                 458,907        $  4,654,502
                                          ==============================

[FN]
++Prior to February 26, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.


November 30, 1999  16  Mercury Gold and Mining Fund


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


Class C Shares for the Six Months
Ended November 30, 1999                        Shares      Dollar Amount

Shares sold                                  109,444        $  1,330,548
Shares redeemed                              (59,765)           (730,409)
                                          ------------------------------
Net increase                                  49,679        $    600,139
                                          ==============================

Class C Shares for the Period February 26, 1999++
to May 31, 1999                                Shares      Dollar Amount

Shares sold                                  488,313        $  5,028,088
Shares redeemed                              (45,030)           (493,680)
                                          ------------------------------
Net increase                                 443,283        $  4,534,408
                                          ==============================

++Prior to February 26, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.


5  Subsequent Event:
On December 8, 1999, the Portfolio's Board of Directors declared an ordinary income dividend in the amount of $.759343 per Class I
Share, $.732857 per Class A Share, $.664957 per Class B Share and
$.672642 per Class C Share payable on December 16, 1999 to shareholders of record as of December 8, 1999.


November 30, 1999  17  Mercury Gold and Mining Fund


SCHEDULE OF INVESTMENTS

MERCURY MASTER GOLD AND MINING PORTFOLIO
                                                                               In US Dollars
                 Shares                                                                   Percent of
Industry          Held               Investments                         Value            Net Assets
AFRICA

Mali
Gold Mines      189,500   ++Randgold Resources Limited (GDR)(b)       $    615,875            3.3%
                 22,500   ++Randgold Resources Limited (GDR)(b)(c)          73,125            0.4

                            Total Investments in Mali                      689,000            3.7
South Africa
Gold Mines       17,700     AngloGold Limited                              903,500            4.8
                500,000   ++Avgold Limited                                 328,148            1.8
                292,000     Gold Fields Limited                          1,313,077            7.0
                194,900     Harmony Gold Mining Company Limited          1,263,328            6.8
                138,700   ++Western Areas Limited                          355,122            1.9
                                                                      ----------------------------
                                                                         4,163,175           22.3

Metals/         255,000     Gencor Limited                                 975,207            5.2
Non-Ferrous      12,300     Impala Platinum Holdings Limited               448,469            2.4
                                                                      ----------------------------
                                                                         1,423,676            7.6

                            Total Investments in South Africa            5,586,851           29.9

                            Total Investments in Africa
                            (Cost--$5,503,096)                           6,275,851           33.6
LATIN AMERICA

Mexico
Metals/         220,300     Industrias Penoles SA                          677,487            3.6
Non-Ferrous
                            Total Investments in Mexico                    677,487            3.6
Peru
Gold Mines       48,000     Compania de Minas Buenaventura SA (ADR)(a)     789,000            4.2

                            Total Investments in Peru                      789,000            4.2

                            Total Investments in Latin America
                            (Cost--$1,349,211)                           1,466,487            7.8

November 30, 1999  18  Mercury Gold and Mining Fund

SCHEDULE OF INVESTMENT (CONTINUED)
                                                                              In US Dollars
                 Shares                                                                   Percent of
Industry          Held               Investments                         Value            Net Assets
NORTH AMERICA

Canada
Gold Mines       85,000     Agnico-Eagle Mines Limited                $    631,959            3.4%
                 27,500     Barrick Gold Corporation                       495,000            2.7
                 93,000   ++Goldcorp Inc. 'A'                              505,160            2.7
                272,340   ++IAMGOLD, International African Mining
                            Gold Corporation                               619,459            3.3
                226,500   ++Kinross Gold Corporation                       469,056            2.5
                 85,400   ++Meridian Gold Inc.                             530,561            2.8
                 70,000     Placer Dome Inc.                               796,250            4.3
                                                                      ----------------------------
                                                                         4,047,445           21.7

Metals/          51,006     Franco-Nevada Mining Corporation Ltd.          935,064            5.0
Non-Ferrous
                            Total Investments in Canada                  4,982,509           26.7

United States
Gold Mines      158,900   ++Battle Mountain Gold Company                   397,250            2.1
                116,000     Homestake Mining Company                       957,000            5.1
                 43,000     Newmont Mining Corporation                   1,018,562            5.5
                 75,000   ++Royal Gold, Inc.                               318,750            1.7

                            Total Investments in the United States       2,691,562           14.4

                            Total Investments in North America
                            (Cost--$7,441,041)                           7,674,071           41.1

November 30, 1999  19  Mercury Gold and Mining Fund


SCHEDULE OF INVESTMENT (CONCLUDED)
                                                                              In US Dollars
                 Shares                                                                   Percent of
Industry          Held               Investments                         Value            Net Assets
PACIFIC BASIN/ASIA

Australia
Gold Mines      483,000     Acacia Resources Limited                  $    870,297            4.6%
                287,900     Delta Gold NL                                  479,583            2.6
                282,700     Normandy Mining Limited                        203,107            1.1
                                                                      ----------------------------
                                                                         1,552,987            8.3

Metals /        180,000   ++Aquarius Platinum Limited                      257,872            1.4
Non-Ferrous
                            Total Investments in Australia               1,810,859            9.7

Papua New Guinea
Gold Mines    1,116,000   ++Lihir Gold Limited                             865,654            4.6

                            Total Investments in Papua New Guinea          865,654            4.6

                            Total Investments in the
                            Pacific Basin/Asia (Cost--$2,268,566)        2,676,513           14.3

                Face
               Amount           Short-Term Securities

Commer-      US$470,000     General Motors Acceptance Corp.,
cial                        5.75% due 12/01/1999                           470,000            2.5
Paper*

                            Total Investments in Short-Term Securities
                            (Cost--$470,000)                               470,000            2.5

                            Total Investments (Cost--$17,031,914)       18,562,922           99.3

                            Other Assets Less Liabilities                  127,081            0.7
                                                                      ----------------------------
                            Net Assets                                $ 18,690,003          100.0%
                                                                      ============================



(a)American Depositary Receipts (ADR).
(b)Global Depositary Receipts (GDR).
(c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
  *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
 ++Non-income producing security.

   See Notes to Financial Statements.

November 30, 1999  20  Mercury Gold and Mining Fund


STATEMENT OF ASSETS AND
LIABILITIES

As of November 30, 1999

MERCURY MASTER GOLD AND MINING PORTFOLIO
Assets:
Investments, at value (identified cost--$17,031,914)                                         $ 18,562,922
Cash                                                                                                  199
Receivables:
 Contributions                                                              $    278,950
 Dividends                                                                         6,531
 Investment adviser                                                                1,914          287,395
                                                                            ------------
Prepaid expenses                                                                                    8,042
                                                                                             ------------
Total assets                                                                                   18,858,558
                                                                                             ------------

Liabilities:
Payable for withdrawals                                                                           136,840
Accrued expenses                                                                                   31,715
                                                                                             ------------
Total liabilities                                                                                 168,555
                                                                                             ------------

Net Assets:
Net assets                                                                                   $ 18,690,003
                                                                                             ============

Net Assets Consist of:
Partners' capital                                                                            $ 17,158,995
Unrealized appreciation on investments and foreign currency
 transactions--net                                                                              1,531,008
                                                                                             ------------
Net assets                                                                                   $ 18,690,003
                                                                                             ============

See Notes to Financial Statements.



November 30, 1999  21  Mercury Gold and Mining Fund



STATEMENT OF OPERATIONS

For the Six Months Ended November 30, 1999

MERCURY MASTER GOLD AND MINING PORTFOLIO
Investment Income:
Dividends (net of $3,818 foreign withholding tax)                                            $    169,347
Interest and discount earned                                                                       12,002
                                                                                             ------------
Total income                                                                                      181,349
                                                                                             ------------

Expenses:
Investment advisory fees                                                    $     67,629
Custodian fees                                                                    40,021
Professional fees                                                                 24,255
Accounting services                                                               23,389
Trustees' fees and expenses                                                       14,696
Offering costs                                                                     4,578
Pricing fees                                                                         553
Other                                                                              1,478
                                                                            ------------
Total expenses before reimbursement                                              176,599
Reimbursement of expenses                                                        (64,160)
                                                                            ------------
Total expenses after reimbursement                                                                112,439
                                                                                             ------------
Investment income--net                                                                             68,910
                                                                                             ------------

Realized & Unrealized Gain (Loss) on Investments &
Foreign Currency Transactions--Net:
Realized gain (loss) from:
 Investments--net                                                                556,506
 Foreign currency transactions--net                                              (14,500)         542,006
                                                                            ------------
Change in unrealized appreciation/depreciation on:
 Investments--net                                                              2,163,738
 Foreign currency transactions--net                                                 (517)       2,163,221
                                                                            ------------     ------------
Net realized and unrealized gain on investments and foreign
 currency transactions                                                                          2,705,227
                                                                                             ------------
Net Increase in Net Assets Resulting from Operations                                         $  2,774,137
                                                                                             ============


See Notes to Financial Statements.



November 30, 1999  22  Mercury Gold and Mining Fund



STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY MASTER GOLD AND MINING PORTFOLIO
                                                                          For the Six       For the Period
                                                                          Months Ended   February 26, 1999++
                                                                          November 30,        to May 31,
Increase (Decrease)in Net Assets:                                             1999               1999
Operations:
Investment income--net                                                     $      68,910     $     67,322
Realized gain on investments and foreign currency
 transactions--net                                                               542,006          570,965
Change in unrealized appreciation/depreciation
 on investments and foreign currency transactions--net                         2,163,221         (632,213)
                                                                           ------------------------------
Net increase in net assets resulting from operations                           2,774,137            6,074
                                                                           ------------------------------

Net Capital Contributions:
Increase (decrease) in net assets derived from net capital
 contributions                                                                   (90,101)      15,999,893
                                                                           ------------------------------

Net Assets:

Total increase in net assets                                                   2,684,036       16,005,967
Beginning of period                                                           16,005,967               --
                                                                           ------------------------------
End of period                                                              $  18,690,003     $ 16,005,967
                                                                           ==============================

++Commencement of operations.

  See Notes to Financial Statements.



November 30, 1999  23  Mercury Gold and Mining Fund



FINANCIAL HIGHLIGHTS

MERCURY MASTER GOLD AND MINING PORTFOLIO
<CAPTION
The following ratios have been derived from information provided in the financial statements.

                                                                           For the Six       For the Period
                                                                           Months Ended   February 26, 1999++
                                                                           November 30,       to May 31,
                                                                               1999               1999
Ratios to Average Net Assets:
Expenses, net of reimbursement                                                    1.24%*           1.70%*
                                                                           ==============================
Expenses                                                                          1.95%*           2.00%*
                                                                           ==============================
Investment income--net                                                             .76%*           1.76%*
                                                                           ==============================

Supplemental Data:
Net assets, end of period (in thousands)                                   $      18,690      $    16,006
                                                                           ==============================
Portfolio turnover                                                                53.34%           32.95%
                                                                           ==============================

 *Annualized.
++Commencement of operations.

  See Notes to Financial Statements.


November 30, 1999  24  Mercury Gold and Mining Fund


NOTES TO FINANCIAL STATEMENTS


MERCURY MASTER GOLD AND MINING PORTFOLIO

1  Significant Accounting Policies:
Mercury Master Gold and Mining Portfolio (the "Portfolio") is part of Mercury Asset Management Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the over-the-counter market are valued at the last available ask price prior to the time of valuation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to seek to increase its return by hedging its holdings against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


November 30, 1999  25  Mercury Gold and Mining Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

* Foreign currency options and futures--The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.


November 30, 1999  26  Mercury Gold and Mining Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Portfolio will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

2  Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Mercury Asset Management International Ltd. ("Mercury International"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

Mercury International is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .75% of the average daily value of the Portfolio's net assets. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. Mercury International has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that Mercury International actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement. For the six months ended November 30, 1999, Mercury International earned fees of $67,629, of which $64,160 was voluntarily waived.


November 30, 1999  27  Mercury Gold and Mining Fund


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


Accounting services are provided to the Portfolio by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Asset Management Funds, Inc., Mercury
International, FAM, PSI, and/or ML & Co.

3  Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1999 were $9,770,734 and $9,250,780, respectively.

Net realized gains (losses) for the six months ended November 30, 1999 and net unrealized gains as of November 30, 1999 were as follows:

                                             Realized         Unrealized
                                          Gains (Losses)        Gains

Long-term investments                      $ 556,506          $1,531,008
Foreign currency transactions                (14,500)                 --
                                           -----------------------------
Total                                      $ 542,006          $1,531,008
                                           =============================

As of November 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $1,531,008, of which $2,228,949 related to appreciated securities and $697,941 related to depreciated securities. At November 30, 1999, the aggregate cost of investments for Federal income tax purposes was $17,031,914.


November 30, 1999  28  Mercury Gold and Mining Fund



PORTFOLIO INFORMATION


WORLDWIDE INVESTMENTS AS OF NOVEMBER 30, 1999


                                        Percent of
Ten Largest Holdings                    Net Assets

Gold Fields Limited                         7.0%
Harmony Gold Mining Company
Limited                                     6.8
Newmont Mining Corporation                  5.5
Gencor Limited                              5.2
Homestake Mining Company                    5.1
Franco-Nevada Mining
Corporation Ltd.                            5.0
AngloGold Limited                           4.8
Acacia Resources Limited                    4.6
Lihir Gold Limited                          4.6
Placer Dome Inc.                            4.3


November 30, 1999  29  Mercury Gold and Mining Fund



OFFICERS AND DIRECTORS


Jeffrey M. Peek, Director and President
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Terry K. Glenn, Director and
   Executive Vice President
Peter John Gibbs, Senior Vice President
Donald C. Burke, Vice President and
   Treasurer
Robert E. Putney, III, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


November 30, 1999  30  Mercury Gold and Mining Fund